American Century Investments®
Quarterly Portfolio Holdings
American Century® Emerging Markets Bond ETF (AEMB)
May 31, 2022

American Century Emerging Markets Bond ETF - Schedule of Investments
MAY 31, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
CORPORATE BONDS — 54.2%
Brazil — 5.4%
B2W Digital Lux Sarl, 4.375%, 12/20/30(1)	200,000	161,549
CSN Inova Ventures, 6.75%, 1/28/28(1)	200,000	196,357
CSN Resources SA, 4.625%, 6/10/31(1)	200,000	166,361
Embraer Netherlands Finance BV, 6.95%, 1/17/28(1)	200,000	206,539
Guara Norte Sarl, 5.20%, 6/15/34(1)	191,908	163,842
GUSAP III LP, 4.25%, 1/21/30(1)	250,000	240,766
MC Brazil Downstream Trading SARL, 7.25%, 6/30/31(1)	200,000	178,596
		1,314,010
Chile — 2.7%
Kenbourne Invest SA, 4.70%, 1/22/28(1)	400,000	324,244
VTR Finance NV, 6.375%, 7/15/28(1)	400,000	337,106
		661,350
Colombia — 5.5%
Ecopetrol SA, 5.375%, 6/26/26(2)	460,000	456,442
Geopark Ltd., 5.50%, 1/17/27(1)	400,000	362,000
Millicom International Cellular SA, 4.50%, 4/27/31(1)	400,000	346,066
Oleoducto Central SA, 4.00%, 7/14/27(1)	200,000	180,447
		1,344,955
Ghana — 0.8%
Kosmos Energy Ltd., 7.50%, 3/1/28(1)(2)	200,000	187,213
Guatemala — 1.5%
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL, 5.25%, 4/27/29(1)	200,000	191,177
CT Trust, 5.125%, 2/3/32(1)	200,000	179,199
		370,376
India — 1.6%
Greenko Dutch BV, 3.85%, 3/29/26(1)	194,000	178,503
Reliance Industries Ltd., 2.875%, 1/12/32(1)	250,000	214,285
		392,788
Indonesia — 8.4%
Freeport Indonesia PT, 4.76%, 4/14/27(1)	200,000	201,500
Indonesia Asahan Aluminium Persero PT, 5.45%, 5/15/30(1)	425,000	432,639
Indonesia Asahan Aluminium Persero PT, 5.80%, 5/15/50	200,000	179,920
Medco Bell Pte Ltd., 6.375%, 1/30/27(1)	200,000	185,642
Pertamina (Persero) PT, 6.00%, 5/3/42	600,000	618,764
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, 5.45%, 5/21/28	425,000	438,281
		2,056,746
Israel — 2.7%
Altice Financing SA, 5.00%, 1/15/28	200,000	181,560
Energean Israel Finance Ltd., 4.50%, 3/30/24(1)	475,000	468,209
Leviathan Bond Ltd., 5.75%, 6/30/23(1)	10,000	10,062
		659,831
Jamaica — 0.8%
Digicel International Finance Ltd. / Digicel International Holdings Ltd., 8.75%, 5/25/24(1)	200,000	190,637
Kazakhstan — 1.9%
KazMunayGas National Co. JSC, 4.75%, 4/19/27(1)	300,000	281,858
KazMunayGas National Co. JSC, 5.75%, 4/19/47	200,000	170,062
		451,920

Luxembourg — 0.6%
Petrorio Luxembourg Trading Sarl, 6.125%, 6/9/26(1)	150,000	144,132
Macau — 0.6%
Melco Resorts Finance Ltd., 5.75%, 7/21/28(1)	200,000	154,500
Mexico — 7.3%
BBVA Bancomer SA, VRN, 5.125%, 1/18/33(1)	200,000	179,578
Braskem Idesa SAPI, 6.99%, 2/20/32(1)	200,000	176,942
Cemex SAB de CV, 5.20%, 9/17/30(1)	200,000	188,120
Cometa Energia SA de CV, 6.375%, 4/24/35(1)	350,400	342,134
FEL Energy VI Sarl, 5.75%, 12/1/40(1)	192,963	148,028
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	200,000	167,172
Petroleos Mexicanos, 6.49%, 1/23/27	400,000	384,776
Petroleos Mexicanos, 6.50%, 6/2/41	250,000	183,480
		1,770,230
Nigeria — 0.8%
IHS Netherlands Holdco BV, 8.00%, 9/18/27(1)	200,000	194,436
Panama — 1.5%
C&W Senior Financing DAC, 6.875%, 9/15/27(1)	400,000	375,780
Peru — 2.9%
Inkia Energy Ltd., 5.875%, 11/9/27(2)	400,000	371,272
Petroleos del Peru SA, 4.75%, 6/19/32	400,000	340,050
		711,322
Saudi Arabia — 3.2%
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 3/21/23	200,000	203,022
Saudi Arabian Oil Co., 4.25%, 4/16/39	400,000	386,733
Saudi Electricity Global Sukuk Co. 3, 5.50%, 4/8/44(1)	200,000	203,578
		793,333
South Africa — 1.4%
Prosus NV, 3.26%, 1/19/27(1)	200,000	178,416
Sasol Financing USA LLC, 5.50%, 3/18/31	200,000	174,759
		353,175
Spain — 1.3%
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 5.375%, 12/30/30(1)(2)	440,000	309,250
Tanzania, United Republic Of — 0.8%
HTA Group Ltd., 7.00%, 12/18/25(1)	200,000	194,559
United Arab Emirates — 1.7%
DP World Crescent Ltd., 4.85%, 9/26/28	400,000	404,804
Zambia — 0.8%
First Quantum Minerals Ltd., 6.875%, 10/15/27(1)	200,000	199,922
TOTAL CORPORATE BONDS (Cost $15,118,076)		13,235,269
SOVEREIGN GOVERNMENTS AND AGENCIES — 32.8%
Argentina — 1.0%
Argentine Republic Government International Bond, 1.125%, 7/9/35	870,000	237,258
Bolivia — 0.7%
Bolivian Government International Bond, 4.50%, 3/20/28	200,000	163,501
Brazil — 1.0%
Brazilian Government International Bond, 5.00%, 1/27/45	300,000	240,789
Chile — 0.8%
Chile Government International Bond, 4.34%, 3/7/42	200,000	186,924
Colombia — 1.9%
Colombia Government International Bond, 6.125%, 1/18/41	500,000	454,662
Costa Rica — 0.7%
Costa Rica Government International Bond, 7.00%, 4/4/44	200,000	184,927

Dominican Republic — 2.6%
Dominican Republic International Bond, 4.875%, 9/23/32	300,000	259,153
Dominican Republic International Bond, 6.40%, 6/5/49	450,000	382,517
		641,670
Ecuador — 2.6%
Ecuador Government International Bond, 5.00%, 7/31/30	500,000	416,219
Ecuador Government International Bond, 1.00%, 7/31/35	350,000	224,458
		640,677
Egypt — 2.5%
Egypt Government International Bond, 5.80%, 9/30/27	200,000	167,721
Egypt Government International Bond, 7.05%, 1/15/32	550,000	432,653
		600,374
Ghana — 0.5%
Ghana Government International Bond, 8.63%, 6/16/49	250,000	127,145
Indonesia — 1.1%
Indonesia Government International Bond, 8.50%, 10/12/35	200,000	266,525
Iraq — 0.8%
Iraq International Bond, 5.80%, 1/15/28	203,125	193,320
Ivory Coast — 0.8%
Ivory Coast Government International Bond, 5.75%, 12/31/32	197,084	186,591
Jordan — 0.7%
Jordan Government International Bond, 7.375%, 10/10/47	200,000	172,250
Mexico — 2.0%
Mexico Government International Bond, 4.75%, 4/27/32	225,000	226,486
Mexico Government International Bond, 6.05%, 1/11/40	250,000	262,405
		488,891
Nigeria — 0.9%
Nigeria Government International Bond, 7.625%, 11/28/47	300,000	217,435
Oman — 1.9%
Oman Government International Bond, 6.75%, 1/17/48	500,000	469,566
Pakistan — 0.6%
Pakistan Government International Bond, 8.25%, 9/30/25	200,000	153,500
Panama — 1.4%
Panama Government International Bond, 4.50%, 4/16/50	400,000	352,111
Paraguay — 1.6%
Paraguay Government International Bond, 5.00%, 4/15/26	200,000	202,373
Paraguay Government International Bond, 6.10%, 8/11/44	200,000	191,778
		394,151
Saudi Arabia — 1.6%
Saudi Government International Bond, 4.625%, 10/4/47	400,000	392,853
South Africa — 2.1%
Republic of South Africa Government International Bond, 5.875%, 9/16/25	500,000	516,110
Turkey — 0.6%
Turkey Government International Bond, 6.625%, 2/17/45	200,000	151,624
Ukraine — 2.4%
Ukraine Government International Bond, 7.25%, 3/15/33	1,600,000	583,615
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $9,128,483)		8,016,469
U.S. TREASURY SECURITIES — 5.0%
U.S. Treasury Notes, 2.50%, 3/31/27	550,000	541,943
U.S. Treasury Notes, 1.375%, 11/15/31(3)	100,000	87,735
U.S. Treasury Notes, 1.875%, 2/15/32	650,000	595,867
TOTAL U.S. TREASURY SECURITIES (Cost $1,270,300)		1,225,545

PREFERRED STOCKS — 1.7%
India — 0.8%
Network i2i Ltd., 3.98%	200,000	182,813
Mexico — 0.9%
Banco Mercantil del Norte SA, 8.375%(1)	220,000	221,785
TOTAL PREFERRED STOCKS (Cost $464,153)		404,598
SHORT-TERM INVESTMENTS — 7.2%
Money Market Funds — 7.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,120,802	1,120,802
State Street Navigator Securities Lending Government Money Market Portfolio(4)	636,155	636,155
TOTAL SHORT-TERM INVESTMENTS (Cost $1,756,957)		1,756,957
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $27,737,969)		24,638,838
OTHER ASSETS AND LIABILITIES — (0.9)%		(222,600)
TOTAL NET ASSETS — 100.0%		$24,416,238

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury Ultra Bonds	9	September 2022	$1,401,750	$(30,393)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Ultra Notes	3	September 2022	$385,453	$2,726
U.S. Treasury 2-Year Notes	11	September 2022	2,322,117	2,385
U.S. Treasury 5-Year Notes	5	September 2022	564,766	2,622
			$3,272,336	$7,733
^Amount represents value and unrealized appreciation (depreciation).

CREDIT DEFAULT SWAP AGREEMENTS§
Counterparty/ Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Bank of America, N.A./ China Government Bond	Buy	(1.00)%	6/20/27	$280,000	$(3,734)	$(715)	$(4,449)
Morgan Stanley/ Brazilian Government International Bond	Buy	(1.00)%	6/20/27	$640,000	33,736	486	34,222
Morgan Stanley/ Mexico Government International Bond	Buy	(1.00)%	6/20/27	$670,000	3,105	3,499	6,604
Morgan Stanley/ China Government Bond	Buy	(1.00)%	6/20/27	$250,000	(2,263)	(1,744)	(4,007)
					$30,844	$1,526	$32,370
§Credit default swap agreements enable the fund to buy/sell protection against a credit event of a specific issuer or index. As a seller of credit protection against a security or basket of securities, the fund receives an upfront and/or periodic payment to compensate against potential default events. The fund may attempt to enhance returns by selling protection.

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $8,963,129, which represented 36.7% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $615,452. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $65,801.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $636,155.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Corporate Bonds	—	13,235,269	—
Sovereign Governments and Agencies	—	8,016,469	—
U.S. Treasury Securities	—	1,225,545	—
Preferred Stocks	—	404,598	—
Short-Term Investments	1,756,957	—	—
	1,756,957	22,881,881	—
Other Financial Instruments
Futures Contracts	7,733	—	—
Swap Agreements	—	40,826	—
	7,733	40,826	—
Liabilities
Other Financial Instruments
Futures Contracts	30,393	—	—
Swap Agreements	—	8,456	—
	30,393	8,456	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.